                                                                                                                                                                                                Exhibit 10.15

EXTREME NETWORKS, INC.

NOTICE OF GRANT OF RESTRICTED STOCK

(For U.S. Participants)

Extreme Networks, Inc. (the “Company”) has granted to the Participant an award (the “Award”) of certain shares of Stock (the “Shares”) pursuant to the Extreme Networks, Inc. 2013 Equity Incentive Plan (the “Plan”), as follows:

Participant:	%%FIRST_NAME%-% %%LAST_NAME%-%

Date of Grant:	%%OPTION_DATE%-%

Total Number of Shares:	%%TOTAL_SHARES_GRANTED%-%, subject to adjustment as provided by the
Restricted Stock Agreement

Fair Market Value
Per Share on Date
Of Grant:	%%MARKET_VALUE%-%

Vesting Start Date:	%%VEST_BASE_DATE%-%

Vested Shares:

Except as provided by the Restricted Stock Units Agreement and provided that the Participant’s Service has not terminated prior to the relevant date, the number of Vested Shares shall cumulatively increase on each respective date set forth below by the number of units set forth opposite such date, as follows:

Vesting Date	Number of Units Vesting

%%VEST_DATE_PERIOD1%-%	%%SHARES_PERIOD1%-%
%%VEST_DATE_PERIOD2%-%	%%SHARES_PERIOD2%-%
%%VEST_DATE_PERIOD3%-%	%%SHARES_PERIOD3%-%
%%VEST_DATE_PERIOD4%-%	%%SHARES_PERIOD4%-%

By the Company’s authorized signature below and the Participant’s by electronic acceptance in a form authorized by the Company, the Company and the Participant agree that the Option is governed by this Grant Notice and by the provisions of the Option Agreement, including Appendix A, and the Plan, both of which are made a part of this document, and by the Superseding Agreement, if any.  The Participant acknowledges that copies of the Plan, the Option Agreement, including Appendix A, and the prospectus for the Plan are available on the Company’s internal web site and may be viewed and printed by the Participant for attachment to the Participant’s copy of this Grant Notice.  The Participant represents that the Participant has read and is familiar with the provisions of the Option Agreement, Appendix A, and the Plan, and hereby accepts the Option subject to all of their terms and conditions.

EXTREME NETWORKS, INC.